Exhibit 99.6

BDO Kendalls Audit &
Assurance (NSW-VIC) Pty Ltd
The Rialto, 525 Collins St
Melbourne VIC 3000
CPO Box 4736 Melbourne VIC 300I
Phone 61 3 8320 2222
Fax 61 3 8320 2200
aa.melbourne@bdo.com.au
www.bdo.com.au

21 December 2007	ABN 17 114 673 540

James Brennan

Vice President, Finance

Commonwealth Biotechnologies, Inc.

601 Biotech Dr.

Richmond, VA 23235

We hereby consent to the use on Form 8-K/A (SEC File Nos. 001-13467} of Commonwealth Biotechnologies, Inc. of our report dated 21 December 2007, related to the financial statements of Mimotopes Pty Ltd as at January 31, 2007, and for the seven months ending January 31, 2007 appearing in this Amendment No.1 to Current Report on Form 8-K/A of Commonwealth Biotechnologies, Inc.

BDO Kendalls Audit & Assurance (NSW-VIC) Pty Ltd
Chartered Accountants

Paul Carr
Director

BDO Kendalls is a national association of separate partnerships and entities